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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 4, 1999



                                 Voxware, Inc.
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            (Exact name of registrant as specified in its charter)

    Delaware                       0-021403                      36-3934824
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(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)



305 College Road East, Princeton, New Jersey                            08540
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(Address of principal executive offices)                              (Zip Code)



      Registrant's telephone number, including area code: (609) 514-4100


                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.
---------------------

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Voxware, Inc., a Delaware corporation (the "Registrant"), is filing as exhibits to this Current Report on Form 8-K two press releases issued by the Registrant on February 5, 1999, which press releases are specifically incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(1)  Not applicable.

(2)  Not applicable.

(3)  Exhibits.
     --------

     99.1  Press release issued February 5, 1999.

     99.2  Press release issued February 5, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VOXWARE, INC.



Date: February 8, 1999                      By: /s/ Bathsheba J. Malsheen
                                               ------------------------------
                                            Bathsheba J. Malsheen, President and
                                            Chief Executive Officer
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                               INDEX TO EXHIBITS



Exhibit         Description
-------         -----------

  99.1          Press Release issued February 5, 1999.

  99.2          Press Release issued February 5, 1999.